BManagement

Statement of Work

BManagement will provide professional certification, skills assessment, training, consulting and research services to

IACCM

The arrangement is ongoing commencing May 01,2003, cancelable upon 90 days notice.

Roles & Responsibilities

General

- BManagement will provide the following services either in its own right or on behalf of IACCM:
  - Professional Certification to IACCM Members
  - Skills Assessment to corporate teams
  - Training Services as required – web-based and physical
  - Research services as required
  - Consulting services as required, onsite if requested
- BManagement will maintain ownership of all intellectual property relating to training / course materials and research / survey projects.
- BManagement will have the right to identify itself as an IACCM accredited service provider.
- Engagements may be undertaken either in the name of IACCM or as BManagement.

Rates and Fees

- Fees are 90% of revenues collected, payable upon receipt of payment by IACCM, unless otherwise agreed.

Term

The above rates and terms will apply on an ongoing basis, subject to periodic review, cancelable by either party upon 90 days notice.

Agreed for and on behalf of
IACCM

Authorized Signature:

Date: 05.15.03

Agreed for and on behalf of
BManagement

Authorized Signature:

Date: 5/15/2003